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                      ABN AMRO GLOBAL EMERGING MARKETS FUND

                                 ABN AMRO FUNDS
                                 CLASS N SHARES

                        SUPPLEMENT DATED JUNE 30, 2003 TO
                         PROSPECTUS DATED MARCH 1, 2003

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

The following replaces information found on page 6 under the "Fund Expenses - Annual Fund Operating Expenses" and "Fund Expenses - Example" sections of the Fund's Prospectus:

ANNUAL FUND OPERATING EXPENSES (1)
Operating expenses are the normal costs of operating any mutual fund. These expenses are not charged directly to investors. They are paid from the Fund's assets and are expressed as an expense ratio, which is a percentage of average daily net assets.

  MANAGEMENT        DISTRIBUTION        OTHER                                 FEE          NET EXPENSE
     FEES           (12B-1) FEES     EXPENSES(2)    TOTAL EXPENSE RATIO     WAIVERS         RATIO(3)
     1.10%              0.25%           3.34%             4.69%             (2.99)%           1.70%

(1) The Fund offers two classes of shares that invest in the same portfolio of securities. Shareholders of Class N shares are subject to a 12b-1 distribution fee; shareholders of Class I shares are not subject to a 12b-1 distribution fee; therefore, expenses and performance figures will vary between the classes. The information set forth in the table above and the example below relates only to Class N shares, which are offered in this prospectus. Class I shares are offered in a separate prospectus.


(2) "Other Expenses" are estimated for the current fiscal year.


(3) The table above reflects the Adviser's contractual undertaking to waive management fees and/or reimburse expenses exceeding the limits shown. The Adviser is contractually obligated to waive management fees or reimburse expenses at least through February 29, 2004 exceeding the rate shown in the table.

EXAMPLE

This hypothetical example shows the operating expenses (including one year of capped expenses in each period) you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeemed all your shares at the end of the period. The example assumes you reinvested all dividends and distributions, that the average annual return was 5% and that operating expenses remained the same. The example is for comparison purposes only and does not represent the Fund's actual or future expenses and returns.

                           1 YEAR            3 YEARS
                        ------------     ---------------
                            $173             $1,145

The last sentence under the "Management of the Funds - ABN AMRO Asset Management
(USA) LLC" section on page 9 of the Prospectus is deleted in its entirety and replaced with:

ABN AMRO Global Emerging Markets Fund pays ABN AMRO Asset Management an annual management fee of 1.10% of its average daily net assets.


                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE.

         For more information, please call ABN AMRO Funds: 800 992-8151 or visit our Web site at www.abnamrofunds.com